                                                                  Exhibit 10(b)

                        REPRESENTATION OF COUNSEL



I, Sandra M. DaDalt, in my capacity as counsel to Sun Life (N.Y.)
Variable Account C (the "Account") have reviewed this Amendment to the Registration Statement of the Account which is being filed pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933. Based on my review of this Post-effective Amendment and such other material relating to the operations of the Account as I deemed relevant, I hereby certify as of the date of filing this Amendment, that the Amendment does not contain disclosure which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485.

I hereby consent to the filing of this representation as part of this Amendment to the Registration Statement of the Account.

                                         /s/ SANDRA DADALT
                                         -----------------------
                                         Sandra DaDalt, Esq.

March 29, 2000